                                                                    EXHIBIT 10.5


                           INTERCOAST ENERGY COMPANY
                           LONG TERM INCENTIVE PLAN
                           ------------------------


     1.   PURPOSE.  This InterCoast Energy Company Long Term Incentive Plan
          -------
(this "Plan") is designed to retain executives and other selected key employees of InterCoast Energy Company ("InterCoast") and its subsidiaries (collectively, the "Company") and reward them for making major contributions to the success of the Company. This is accomplished by means of grants of Stock Options (as hereinafter defined) in accordance with the provisions, terms and conditions set forth below.


     2.   DEFINITIONS.  Unless the context clearly indicates otherwise, the
          -----------
following terms, when used in this Plan, shall have the following meanings:

          (a) "Board of Directors" means the Board of Directors of InterCoast.
               ------------------

          (b) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Committee" and "Special Committee" have the meanings set forth in
               ---------       -----------------
     Section 4 hereof.

          (d) "Common Stock" means the authorized and issued or unissued shares
               ------------
     of InterCoast's common stock, par value $0.01 per share.

          (e) "Company" means InterCoast and its subsidiary companies, including
               -------
     subsidiaries of subsidiaries.

          (f)  "Covered Employees" means those employees of the Company who are
                -----------------
     considered "covered employees" under Section 162(m) of the Code.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
     amended.

          (h) "Fair Market Value" means the closing price of a share of the
               -----------------
     Common Stock on the date as of which Fair Market Value is to be determined, which closing price shall be the last reported sales price regular way or, in case no such reported sales took place on such date, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest bid and the lowest ask prices quoted on NASDAQ; provided, however, that if the Common Stock is not traded in such manner that the prices or quotations referred to above are available, or if a majority of the members of the Committee in their sole discretion shall determine that, because of the occurrence of events relating to the Company or the Common Stock, such closing price does not properly reflect the fair market value of a share of the Common Stock, Fair Market Value shall be determined in good faith by the Committee, in which case the determination of the Committee shall be binding and conclusive.

          (I)  "Initial Public Offering" shall mean that offering and sale of
                -----------------------
     shares of Common Stock to the public pursuant to a registration statement to be filed with the SEC in accordance with the Securities Act expected to be consummated on or before September 1, 1996 and after which such shares are registered under Section 12(b) or (g) of the Exchange Act and listed for trading on a national stock exchange or approved for trading on Nasdaq.

          (j) "Insiders" means those directors, officers and key employees of
               --------
     the Company who are otherwise eligible to receive Options pursuant to
     Section 5 hereof and who are subject to the limitations of Section 16(b) of the Exchange Act.

          (k) "Option" or "Stock Option" means a right granted under this Plan
               ------      ------------
     to an Optionee to purchase a stated number of shares of Common Stock at a fixed price for a specified period of time.

          (l) "Optionee" means an employee of the Company who has received an
               --------
     Option granted under this Plan.

          (m) "InterCoast" means InterCoast Energy Company, a Delaware
               ----------
     corporation.

          (n) "SEC" means the Securities and Exchange Commission.
               ---

          (o) "Securities Act" means the Securities Act of 1933, as amended.
               --------------

          (p) "Stock Option Agreement" means the agreement between InterCoast
               ----------------------
     and an Optionee which sets forth the terms and conditions of Options granted to such Optionee.


     3.   GENERAL.   That number of shares of InterCoast's Common Stock equal to
          -------
ten percent (10%) of the number of shares of Common Stock outstanding immediately after the issuance of shares of Common Stock pursuant to the Initial Public Offering (including any shares issued pursuant to an over allotment option granted) have been reserved for issuance under this Plan. All options granted under this Plan shall be nonstatutory (non-qualified) options.

     4.   ADMINISTRATION.  This Plan shall be administered by the Compensation
          --------------
Committee (the "Committee") of the Board of Directors. The Committee shall be appointed by and serve at the pleasure of the Board of Directors. A majority of the Committee members shall constitute a quorum, and the act of a majority of the members present at any meeting at which a quorum is present, and any act approved in writing by a majority of the members without a meeting, shall be the act of the Committee. Any such act shall be final and binding upon all persons. The Committee shall have full power to construe and interpret this Plan and to adopt such rules, regulations, guidelines, subplans, procedures and the like for carrying out this Plan as it may deem necessary, proper and in the best interests of the Company.

     Notwithstanding anything in this Section 4 to the contrary, in the event the Committee ever includes a member who is not both a "disinterested person" and an "outside director," as such terms are hereinafter defined, this Plan shall be administered, as to Insiders and Covered Employees, by a Special Stock Plan Committee (the "Special Committee") consisting of not less than two members of the Board of Directors each of whom shall be (I) a "disinterested person" within the meaning of applicable rules and regulations promulgated by the SEC and (ii) an "outside director" as such term is defined at Section 162(m) of the Code. The Special Committee shall be appointed, governed, indemnified and authorized as is the Committee hereinabove described. However, the Special Committee shall have absolute discretion as to all matters concerning Insiders. The term "Committee," as used herein, shall refer to the Compensation Committee or the Special Stock Plan Committee as the context requires.


     5.   ELIGIBILITY.  Eligibility for the grant of Options under provisions of
          -----------
this Plan shall be limited to employees of the Company in positions of responsibility whose business decisions, in the judgment of the Committee, have a significant effect upon the performance of the Company and to such other key employees as the Committee may from time to time designate.

     Recommendations for the grant of Options under this Plan shall be made by management to the Committee. The Committee has the full and exclusive power to determine which of such eligible employees shall receive Options; provided, however, that, subject to the limitations of this Plan, the Committee may delegate to management the authority to determine (a) which of those Company employees who are not Insiders are eligible for grants or awards of Options hereunder, and (b) the number of such Options such employees are to be granted or awarded.


     6.   OPTION GRANTS.
          -------------

          (a) The Committee shall determine the number of shares of Common Stock to be included in each Option granted under this Plan, the type of grant or grants each individual will receive, and the terms and conditions of each grant to be set forth in the Stock Option Agreement. No grants for fractional shares may be made.

          (b) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of a new Option for previously issued options or an assumption of previously issued options.

          (c) If any Option granted hereunder should expire or terminate for any reason without having been exercised in full, the unpurchased shares shall again become available for the granting of Options.


     7.   EXERCISE PRICE AND DELIVERY OF SHARES.
          -------------------------------------

          (a) The price at which shares of Common Stock may be purchased under an Option shall be that price determined by the Committee at the time of grant, but in any case such price shall not be less than the fair market value of a share of Common Stock. No fractional shares shall be issued as a result of the exercise of an Option. The payment of the exercise price for all shares purchased shall be (w) by cash or check in full on the date of exercise (such cash or check may be delivered on behalf of an optionee by a stock broker designated by the Company to whom the optionee has submitted an irrevocable notice of election, on forms approved by the Company, to sell shares of Common Stock deliverable upon exercise of an Option), (x) through the delivery of shares of Common Stock held by the Optionee for at least six months and having a Fair Market Value equal to the full amount of the exercise price, (y) by the withholding by the Company from the shares of Common Stock issuable upon any exercise of the option that number of shares having a Fair Market Value equal to such exercise price pursuant to a written election delivered to the Committee at least six months prior to the date of exercise, or (z) by a combination of such methods. The Committee shall determine acceptable methods for tendering Common Stock and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

          (b) Upon the exercise of an Option, the Optionee will be required to pay to the Company for remittance to the appropriate taxing authorities an amount necessary to satisfy the employee's portion of federal, state and local taxes, if any, incurred by reason of the exercise of an Option. In lieu of delivering cash to satisfy such withholding obligation, the Optionee may elect to have shares of Common Stock withheld from the shares deliverable upon such exercise; provided, however, that an Insider who desires to have shares of Common Stock withheld from the shares deliverable upon such exercise to satisfy such withholding obligation must make such election by notice in writing delivered to the Board of Directors either
     (I) at least six months prior to the date the amount of the tax to be withheld is determined (the "Tax Date") or (ii) prior to the Tax Date and in any ten business day period beginning on the third business day following the release of

     InterCoast's quarterly or annual summary statement of sales and earnings. The number of shares so withheld shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable tax withholding requirements.

          (c) Upon any exercise of an Option, the Optionee shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of this Plan.


     8.   OPTION PERIOD AND EXERCISABILITY; ACCELERATION OF VESTING.  Each
          ---------------------------------------------------------
Option granted under this Plan shall be exercisable for a period of 10 years from the date of grant. Except as provided in Section 10 below, each Option shall become exercisable in whole or in installments as set forth in the Stock Option Agreement. Where Options are exercisable in installments, the right to purchase any shares shall be cumulative, so that when the right to purchase any shares has matured, such shares may be purchased thereafter until the expiration of the Option. The Committee shall have the power to accelerate the exercisability of installments for any Option granted under this Plan. Subject to the immediately preceding sentence, when and if a "Triggering Event" occurs with respect to InterCoast, all Options granted under this Plan which have not been exercised, forfeited or canceled shall become immediately exercisable without any action on the part of the Committee or the Board of Directors. A Triggering Event shall be deemed to have occurred upon the acquisition by any individual, corporation, firm or other entity, including the successors, affiliates and associates thereof (within the meanings ascribed to "affiliates" and "associates" in Rule 12b-2 of the General Rules and Regulations under the Exchange Act ), other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan, of the beneficial ownership (for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder), directly or indirectly, of 25% or more of the shares of Common Stock then outstanding without the consent or approval of the Board of Directors.


     9.   AMENDMENT, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THIS PLAN.
          ------------------------------------------------------------------
Except as provided in this Section 9, the Board of Directors may amend, modify, suspend or discontinue this Plan for the purpose of meeting any changes in legal requirements or for any other purpose permitted by law. Except for any adjustments pursuant to Section 12 below, the Board of Directors may not (a) increase the maximum number of shares that may be purchased pursuant to the exercise of Options, except with the approval of the stockholders of InterCoast or (b) withdraw the administration of this Plan from the Committee.


     10.  TERMINATION OF EMPLOYMENT.  If the employment of an Optionee with the
          -------------------------
Company shall be terminated, the following rules shall apply:

          (a) In the event of termination of an Optionee's employment with the Company "for cause" (as hereinafter defined), any Option granted to such Optionee shall expire forthwith. An Optionee's employment with the Company shall be deemed to be "for cause" if such employment is terminated by reason of such Optionee's willful misconduct or intentional and continual neglect of duties (other than any such failure resulting from an Optionee's incapacity due to physical or mental illness) which, in the business judgment of the Committee, has adversely affected the Company or is likely to have an adverse effect on the Company or is intended to improperly personally enrich the Optionee at the expense of the Company or by reason of such Optionee's theft or conviction of a felony or any crime involving dishonesty or moral turpitude.

          (b) In the event of an Optionee's death either during employment with the Company or following termination of employment due to retirement or disability, the Optionee's estate or beneficiaries shall have a period of up to the later of three years after the Optionee's death or the expiration date specified in the Stock Option Agreement within which to exercise the Option; and any Option may be immediately exercised in full (i.e., all unvested options shall become fully vested) by the Optionee's estate or beneficiaries. In the event the Optionee's estate is closed with exercisable Options then unexercised, the rights under this paragraph (b) shall pass by will or the laws of descent and distribution.

          (c) In the event of an Optionee's disability during employment with the Company, the Optionee, or his or her guardian or legal representative shall have a period of up to the later of three years after the Optionee is determined to be disabled or the expiration date specified in the Stock Option Agreement within which to exercise the Option; and any Option may be immediately exercised in full (i.e., all unvested options shall become fully vested) by the Optionee, his or her guardian or legal representative estate or beneficiaries. For purposes of this Plan, an individual is disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 6 months.

          (d) If the Optionee's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, Options exercisable at the time of such retirement may be exercised for a period of up to three years from the date of retirement, but not beyond the date the Option otherwise would have expired in accordance with the Stock Option Agreement establishing the term of the original grant; and any Option may be immediately exercised in full (i.e., all unvested options shall become fully vested).

          (e) In the event an Optionee terminates his employment with the Company voluntarily or his employment with the Company is terminated other than "for cause," Options exercisable at the time of such retirement (i.e., unvested Options shall be forfeited) may be exercised for a period of up to ninety days from the date of such Optionee's termination of employment with the Company, but not beyond the date the Option otherwise would have expired in accordance with the Stock Option Agreement establishing the term of the original grant.

Notwithstanding anything to the contrary contained in this Section 10, at termination of employment for any reason, the Committee may, in its sole discretion, (I) authorize the continuation of Options granted prior to termination, including without limitation Options granted less than one year prior to such termination, as if the Optionee were still employed by the Company, and (ii) permit the exercise of such Options during periods after such termination of employment but not beyond the original expiration date of the Option.


     11.  NONASSIGNABILITY.
          ----------------

          (a) Except as set forth in paragraphs (b) of this Section 11 (I) no Option or any other benefit under this Plan shall be transferable or assignable otherwise than by will or the laws of descent and distribution, and (ii) no Option shall be exercisable during the lifetime of the person to whom it was granted except by such person or such person's guardian or legal representative.

          (b) An Optionee may assign his or her rights in Options to one or more members of his or her immediate family (spouse, children and parents) or to one or more trusts of which the only beneficiaries are the Optionee or members of his or her immediate family and the Optionee's assignees shall be entitled to exercise such Optionee's rights if, at the time of such assignment, (I) such Optionee is not an Insider (provided, that this restriction shall be eliminated if so permitted under the rules promulgated by the SEC under Section 16 of the Exchange Act), and (ii) the Committee approves in writing and in advance the assignment proposed by such Optionee.


     12.  ADJUSTMENTS.  In the event of a merger, consolidation, reorganization,
          -----------
recapitalization, stock split or stock dividend or a combination or reclassification of shares, the number of shares of Common Stock reserved under this Plan, the number of shares covered by outstanding Options and the exercise prices of outstanding Options shall be adjusted proportionately. In the event of any other change affecting the Common Stock, such adjustments as may be deemed equitable by the Board of Directors, in its sole discretion, shall be made to give proper effect to such event. The Committee may make adjustments to avoid fractional shares.


     13.  LIMITATIONS AS TO COVERED EMPLOYEES. Notwithstanding the provisions of
          -----------------------------------
Sections 6 and 7 hereof, no covered employee may be granted options entitling him or her to acquire more than 150,000 shares in any one calendar year and the exercise price per share for all options granted to covered employees must equal or exceed the Fair Market Value.


     14.  GOVERNMENT REGULATIONS.  The Company's obligation to sell and deliver
          ----------------------
shares under an Option granted under this Plan is subject to the requirements of any governmental authority with jurisdiction over the authorization, issuance or sale of such shares.


     15.  NOTICE.  Any written notice to InterCoast or the Company required or
          ------
permitted by any of the provisions of this Plan shall be addressed to the Chairman of the Committee or to the Chief Executive Officer of InterCoast at the principal offices of InterCoast and shall become effective only when it is received by the office of such Chairman or Chief Executive Officer. Any written notice to an Optionee required or permitted by any of the provisions of this Plan shall be addressed to such Optionee at his or her address as reflected in the records of the Company and shall become effective on the third day after mailing to such Optionee.


     16.  COMPANY BENEFIT AND COMPENSATION PLANS.  Nothing contained in this
          --------------------------------------
Plan shall prevent any Optionee, prior to death, or any Optionee's dependents or beneficiaries, after such Optionee's death, from receiving, in addition to any Options provided for under this Plan, any salary, incentive or performance plan awards, payments under a Company retirement plan or other benefits that may be otherwise payable or distributable to such Optionee, or to such Optionee's dependents or beneficiaries under any other plan or policy of the Company or otherwise. To the extent permitted by law, grants of Options under this Plan may be made in combination with, or as alternatives to, grants, awards or payments under other Company plans.


     17.  REPRESENTATIONS AND WARRANTIES.  No employee shall at any time have a
          ------------------------------
right (a) to be selected as a participant in this Plan, or (b) having been selected as a participant for one grant, to be selected as a participant for any other grant. No person shall have any authority to enter into any agreement assuring such selection or making any warranty or representation with respect thereto. An Optionee shall have no rights to or interest in any Option except as set forth herein.


     18.  UNFUNDED PLAN.  Insofar as it provides for grants of Options to
          -------------
acquire shares of Common Stock in the future, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Optionees who are entitled to Common Stock under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock purchasable under this Plan, and this Plan shall not be construed as providing for such segregation. Neither the Company nor the Board of Directors nor the Committee shall be deemed to be a trustee of any Common Stock purchasable under this Plan. Any liability of the Company to an Optionee with respect to a grant under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and the Stock Option Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.


     19.  GOVERNING LAW.  This Plan and all determinations made and actions
          -------------
taken pursuant to this Plan, to the extent not otherwise governed by the Code, the Securities Act or the Exchange Act, shall be governed by the laws of the State of Delaware (without regard to the conflicts of laws rules thereof) and construed accordingly.


     20.  EFFECTIVE DATE AND TERMINATION.  This Plan shall become effective on
          ------------------------------
the date the Initial Public Offering is consummated. Any Options granted by the Committee prior to such approval shall be granted subject to such consummation and, upon such consummation, shall be effective as of the date of grant. No Options may be granted on or after the tenth anniversary of such date. This Plan shall terminate on the earlier of the tenth anniversary of the date the Initial Public Offering is consummated or the date the Board of Directors declares it terminated and no Options may be awarded or granted hereunder after this Plan has terminated.



     The undersigned, being the duly elected Secretary of InterCoast Energy Company, does hereby certify that the InterCoast Energy Company Long Term Incentive Plan was duly approved by the Board of Directors of InterCoast Energy Company on May 22, 1996 and by the stockholders of InterCoast Energy Company on May 22, 1996.



                                         ------------------------------------
                                         Secretary of
                                         InterCoast Energy Company

                                      Optionee: ____________________________
                                      Shares:   ____________________________
                                      Date:     __________________, ________



                           NON-QUALIFIED STOCK OPTION
                                   AGREEMENT


                      UNDER THE  INTERCOAST ENERGY COMPANY
                            LONG TERM INCENTIVE PLAN
                            ------------------------


     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of _________, 199__, by and between InterCoast Energy Company, a Delaware corporation ("InterCoast"), and the below named individual ("Optionee").


                                R E C I T A L S
                                - - - - - - - -


     A. Optionee is an officer or key employee of InterCoast or a subsidiary of InterCoast (collectively, the "Company").

     B. InterCoast desires to provide an additional inducement to Optionee to remain in the employ of the Company and to provide a means for Optionee to acquire a proprietary interest in InterCoast.

     NOW, THEREFORE, in consideration of the presently existing employment relationship between the Company and Optionee, and as an additional inducement to Optionee to remain in the employ of the Company, and in order to provide a means for Optionee to acquire a proprietary interest in InterCoast, it is agreed between InterCoast and Optionee as follows:

     1.  Defined Terms.  As used herein, the following terms shall have the
         -------------
following meanings:

          (a) "Plan" shall mean the InterCoast Energy Company Long Term Incentive Plan, including any amendments thereto.

          (b) "Optionee" shall mean _____________.

          (c) "Option Shares" shall mean _____ shares of the Common Stock of the Company, par value $0.01 per share.

          (d) "Expiration Date" shall mean __________, 200__.

          (e) "Committee" shall have the meaning set forth in the Plan.

Terms used herein and not defined herein shall have the meanings ascribed to them in the Plan.

     2.  Option Grant.  The Company hereby grants to Optionee, subject to the
         ------------
terms hereof and the terms of the Plan, the right and option to purchase all or any part of the Option Shares on or before the Expiration Date (the "Option"); provided, however, that the Option shall mature and become exercisable in three cumulative installments of _____ shares, _____ shares and _____ shares on _________, ____, ________, ____, and ________, ____, respectively. No exercise as to a portion of the Option Shares shall preclude a later exercise or exercises as to additional portions. The Option shall be exercisable only (a) as provided in paragraph 3(b) hereof, (b) during such time as Optionee remains in the employ of the Company, (c) in the event of disability (for purposes of this Agreement, Optionee shall be considered disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 6 months) or death during employment, or retirement in accordance with the terms of a Company retirement plan, until the earlier of the Expiration Date or three years after commencement of Optionee's disability, Optionee's death or Optionee's retirement, respectively, or (d) in the event of Optionee's voluntary termination of employment with the Company or termination other than "for cause" (as such term is defined in the Plan), until the earlier of the Expiration Date or ninety days after Optionee's termination of employment with the Company.

     3.  Terms and Conditions of the Option.  The Option shall be subject to the
         ----------------------------------
following terms and conditions:

          (a) Exercise Price. The price to be paid for each of the Option Shares
              --------------
     with respect to which the Option is exercised, shall be $_____ (the "Exercise Price").

          (b) Exercise of Option. The Option shall be exercisable as specified
              ------------------
     herein and in the Plan. Payment of the Exercise Price for the number of shares as to which the Option is being exercised shall be (I) by cash or check and in full on the date of exercise (such cash or check may be delivered on behalf of an optionee by a stock broker designated by the Company to whom the optionee has submitted an irrevocable notice of election, on forms approved by the Company, to sell shares of Common Stock deliverable upon exercise of an Option), (ii) through the delivery of shares of Common Stock held by Optionee for at least six months and having a Fair Market Value (as defined in the Plan) equal to the full amount of the Exercise Price, (iii) by the withholding by the Company from the shares of Common Stock issuable upon any exercise of the option that number of shares having a Fair Market Value equal to such exercise price pursuant to a written election delivered to the Committee at least six months prior to the date of exercise, or (iv) by a combination of such methods. The Option shall not be exercisable with respect to fractions of a share.

          (c) Notice of Exercise. Each exercise of the Option shall be by
              ------------------
     written notice to the Company. Each such notice shall state the number of Option Shares with respect to which the Option is being exercised and shall specify a date, not less than five nor more than ten days after the date of such notice, as the date on which the shares will be delivered and payment made therefor at the principal offices of the Company. If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, then the date for delivery of such shares against payment therefor shall be extended for the period necessary to take such action. In the event of any failure to pay for the number of shares specified in such notice on the date set forth therein, subject to such date being extended as provided above, the Option shall terminate with respect to such number of shares, but shall continue with respect to the remaining shares covered by this Agreement and not yet acquired by exercise of the Option or any portion thereof.

          (d) Investment Representation. If shares of stock issued pursuant to
              -------------------------
     exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), Optionee agrees to represent and warrant in writing at the time of any exercise of the Option or any portion thereof that the Option Shares are being purchased only for investment and without any present intention to sell or distribute such shares, and further agrees that shares so acquired may be appropriately legended and will be sold or transferred only in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC") or any applicable law, regulation, or rule of any governmental agency.

          (e) Taxes. Optionee shall pay all original issue or transfer taxes and
              -----
     all other fees and expenses incident to the issue, transfer, or delivery of Option Shares.

          (f) Nonassignability. The Option shall be exercisable during
              ----------------
     Optionee's lifetime only by Optionee, and, except as specifically permitted under the Plan, shall not be assigned, transferred, pledged, hypothecated, sold or otherwise disposed of, in whole or in part, voluntarily or involuntarily, any such assignment, transfer, pledge, hypothecation, sale or other disposition being void and of no effect; provided, however, that the Option shall be transferable by will or the laws of descent and distribution.

          (g) No Rights Until Issue. No right to vote or receive dividends or
              ---------------------
     any other rights as a stockholder of the Company shall exist with respect to the Option

     Shares, notwithstanding the exercise of the Option, until the issuance to the Optionee of a stock certificate or certificates representing such shares.

          (h) Anti-dilution. In the event of a merger, consolidation,
              -------------
     reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization of the Company, the number of Option Shares and the exercise price shall be subject to appropriate adjustments as described in the Plan.

The Option is also subject to, and, by accepting and executing this Agreement, Optionee agrees to be bound by, all of the terms, provisions, limitations and conditions of the Plan.

     4.  The Plan.  Optionee acknowledges receipt of a copy of the Plan and
         --------
represents that he/she is familiar with the terms and provisions thereof and hereby accepts the Option subject to all such terms and provisions.

     5.  Withholding. Upon the exercise of an Option, the Optionee will be
         -----------
required to pay to the Company for remittance to the appropriate taxing authorities an amount necessary to satisfy the employee's portion of federal, state and local taxes incurred by reason of the exercise of an Option. In lieu of delivering cash to satisfy such withholding obligation, the Optionee may elect to have shares of Common Stock withheld from the shares deliverable upon such exercise; provided, however, that, if the Optionee is an Insider he or she must make such election by notice in writing delivered to the Board of Directors either (I) at least six months prior to the date the amount of the tax to be withheld is determined (the "Tax Date") or (ii) prior to the Tax Date and in any ten business day period beginning on the third business day following the release of InterCoast's quarterly or annual summary statement of sales and earnings. The number of shares so withheld shall have an aggregate Fair Market Value, as such term is defined in the Plan, on the date of exercise sufficient to satisfy the applicable tax withholding requirements.

     6.  Employment.  Nothing in the Plan or in this Agreement shall confer upon
         ----------
Optionee any right to continued employment as an employee of the Company or interfere in any way with the right of the Company to terminate Optionee's employment at any time.

    7.   Transferability of Shares of Common Stock.  In the event a registration
         -----------------------------------------
statement with respect to the issuance of Option Shares to Optionee upon the exercise of the Option or any portion thereof is not in effect at the time of such issuance of Option Shares by the Company, at the time of the proposed transfer of Option Shares, Optionee shall not offer, sell, hypothecate, transfer or otherwise dispose of any of the Option Shares issued pursuant to the exercise of the Option or any portion thereof unless either (a) a registration statement with respect to such Option Shares is then in effect under the Securities Act, and any applicable state securities laws, and such offer, sale, transfer or other disposition is accompanied by a prospectus relating to such registration statement and meeting the requirements of the Securities Act; or (b) counsel satisfactory to InterCoast renders an opinion in writing, addressed to InterCoast and acceptable to InterCoast and its counsel, to the effect that, in the opinion of such counsel, such proposed offer, sale, transfer or other disposition of such Option Shares is exempt from the provisions of Section 5 of the Securities Act and the applicable state securities laws in view of the circumstances of such proposed offer, sale, transfer or other disposition.

    8.   Binding Agreement.  This Agreement shall be binding upon and shall
         -----------------
inure to the benefit of the parties hereto and their respective heirs, executors, administrators, trustees, successors and assigns.

  EXECUTED as of the day and year first above written.

                                     "InterCoast"

                                     InterCoast Energy Company


                                     By:____________________________________
                                         Name:______________________________
                                         Title:_____________________________


                                     "Optionee"


                                     _______________________________________
                                     Name:__________________________________